                                                                   EXHIBIT 10.1





                              AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                                  TMCT II, LLC

















                          Dated as of September 3, 1999

ARTICLE I  DEFINED TERMS.....................................................................1

SECTION 1.1  DEFINITIONS.....................................................................1
SECTION 1.2  HEADINGS........................................................................8

ARTICLE II  FORMATION AND TERM...............................................................8

SECTION 2.1  FORMATION.......................................................................8
SECTION 2.2  NAME............................................................................9
SECTION 2.3  TERM............................................................................9
SECTION 2.4  REGISTERED AGENT AND OFFICE.....................................................9
SECTION 2.5  PRINCIPAL PLACE OF BUSINESS.....................................................9
SECTION 2.6  QUALIFICATION IN OTHER JURISDICTIONS............................................9

ARTICLE III  PURPOSE AND POWERS OF THE COMPANY..............................................10

SECTION 3.1  PURPOSE........................................................................10
SECTION 3.2  POWERS OF THE COMPANY..........................................................10
SECTION 3.3  LIMITATIONS ON COMPANY POWERS..................................................12
SECTION 3.4  SPECIFIC AUTHORIZATION.........................................................12

ARTICLE IV  CAPITAL CONTRIBUTIONS, INTERESTS  AND CAPITAL ACCOUNTS..........................12

SECTION 4.1  CAPITAL CONTRIBUTIONS..........................................................12
SECTION 4.2  MEMBER'S INTEREST..............................................................12
SECTION 4.3  CAPITAL ACCOUNTS...............................................................12

ARTICLE V  MEMBERS..........................................................................14

SECTION 5.1  POWERS OF MEMBERS..............................................................14
SECTION 5.2  REIMBURSEMENTS.................................................................14
SECTION 5.3  PARTITION......................................................................14
SECTION 5.4  ASSIGNMENTS BY AND WITHDRAWAL OF MEMBERS.......................................14

ARTICLE VI  MANAGEMENT......................................................................16

SECTION 6.1  MANAGEMENT OF THE COMPANY......................................................16
SECTION 6.2  POWERS OF THE MANAGING MEMBER..................................................17
SECTION 6.3  INVESTMENT COMMITTEE...........................................................18
SECTION 6.4  TRUSTS PORTFOLIO COMMITTEE.....................................................19
SECTION 6.5  ACTIONS REQUIRING MUTUAL AGREEMENT.............................................20
SECTION 6.6  RELIANCE BY THIRD PARTIES......................................................21

ARTICLE VII  MEETINGS OF MEMBERS............................................................21

SECTION 7.1  MEETINGS OF THE MEMBERS........................................................21
SECTION 7.2  PLACE OF MEETINGS; PARTICIPATION BY TELEPHONE..................................21
SECTION 7.3  NOTICE OF MEETINGS.............................................................22
SECTION 7.4  ACTION WITHOUT MEETING.........................................................22

ARTICLE VIII  ALLOCATIONS...................................................................22

SECTION 8.1  INVESTMENT PORTFOLIO AND UPREIT PORTFOLIO......................................22
SECTION 8.2  TMC COMMON.....................................................................24
SECTION 8.3  TMC PREFERRED..................................................................25
SECTION 8.4  TRUSTS PORTFOLIO...............................................................26
SECTION 8.5  ALLOCATED EXPENSES.............................................................26
SECTION 8.6  OTHER TMC MEMBERS AND TRUSTS...................................................26
SECTION 8.7  REGULATORY ALLOCATIONS.........................................................26
SECTION 8.8  TAX ALLOCATIONS; SECTION 704(C) OF THE CODE....................................27

ARTICLE IX  DISTRIBUTIONS...................................................................28

SECTION 9.1  INVESTMENT PORTFOLIO AND UPREIT PORTFOLIO......................................28
SECTION 9.2  TMC SHARES.....................................................................28
SECTION 9.3  TRUSTS PORTFOLIO...............................................................29
SECTION 9.4  TMC MEMBERS AND TRUSTS.........................................................29
SECTION 9.5  LIQUIDATING DISTRIBUTIONS......................................................30
SECTION 9.6  OTHER DISTRIBUTIONS............................................................31
SECTION 9.7  LIMITATION ON DISTRIBUTIONS....................................................31

ARTICLE X  BOOKS AND RECORDS................................................................31

SECTION 10.1  BOOKS, RECORDS AND FINANCIAL STATEMENTS.......................................31
SECTION 10.2  ACCOUNTING METHOD.............................................................32
SECTION 10.3  AUDIT.........................................................................32

ARTICLE XI  TAX MATTERS.....................................................................33

SECTION 11.1  TAX MATTERS MEMBER............................................................33
SECTION 11.2  RIGHT TO MAKE SECTION 754 ELECTION............................................33
SECTION 11.3  TAXATION AS PARTNERSHIP.......................................................33

ARTICLE XII  LIABILITY, EXCULPATION AND INDEMNIFICATION.....................................33

SECTION 12.1 LIABILITY......................................................................33
SECTION 12.2  EXCULPATION...................................................................34
SECTION 12.3  DUTIES AND LIABILITIES OF COVERED PERSONS.....................................34
SECTION 12.4  INDEMNIFICATION...............................................................35
SECTION 12.5  EXPENSES......................................................................35
SECTION 12.6  INSURANCE.....................................................................35
SECTION 12.7  OUTSIDE BUSINESS..............................................................35

ARTICLE XIII  DISSOLUTION, LIQUIDATION AND TERMINATION......................................36

SECTION 13.1 DISSOLUTION....................................................................36
SECTION 13.2  NOTICE OF DISSOLUTION.........................................................36
SECTION 13.3  LIQUIDATION...................................................................36
SECTION 13.4  TERMINATION...................................................................36
SECTION 13.5  CLAIMS OF THE MEMBERS.........................................................37

ARTICLE XIV  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MEMBERS.......................37

SECTION 14.1  REPRESENTATIONS...............................................................37
SECTION 14.2  CONFIDENTIALITY...............................................................38

ARTICLE XV  MISCELLANEOUS...................................................................38

SECTION 15.1  AMENDMENTS....................................................................38
SECTION 15.2  NOTICES.......................................................................39
SECTION 15.3  FAILURE TO PURSUE REMEDIES....................................................39
SECTION 15.4  CUMULATIVE REMEDIES...........................................................39
SECTION 15.5  BINDING EFFECT................................................................39
SECTION 15.6  INTERPRETATION................................................................40
SECTION 15.7  SEVERABILITY..................................................................40
SECTION 15.8  COUNTERPARTS..................................................................40
SECTION 15.9  INTEGRATION...................................................................40
SECTION 15.10  GOVERNING LAW................................................................40
SECTION 15.11  CONSENT TO JURISDICTION AND FORUM SELECTION..................................40
SECTION 15.12  ATTORNEYS' FEES..............................................................41

                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                                  TMCT II, LLC



         This Amended and Restated Limited Liability Company Agreement of TMCT II, LLC (the "Company") is made as of September 3, 1999 (this "Agreement"), by and among:

         A. The Times Mirror Company, a Delaware corporation ("TMC"), Fortification Holdings Corporation, a Delaware corporation ("Fortification"), Wick Holdings Corporation, a Delaware corporation ("Wick "), Eagle New Media Investments, LLC, a Delaware limited liability company ("Eagle 1"), and Eagle Publishing Investments, LLC, a Delaware limited liability company ("Eagle 2," and collectively with TMC, Fortification, Wick and Eagle 1, the "TMC Members"), and

         B.       Chandler Trust No. 1 ("Trust 1") and Chandler Trust No. 2
                  ("Trust 2"),

as Members of the Company.

         WHEREAS, TMC formed a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as amended from time to time (the "Delaware Act"), by filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware on August 26, 1999 and entering into a Limited Liability Company Agreement (the "Limited Liability Company Agreement"); and

         WHEREAS, TMC wishes to amend and restate the Limited Liability Company Agreement of the Company in its entirety and add Trust 1, Trust 2, Wick, Fortification, Eagle 1 and Eagle 2 as Members.

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         SECTION 1.1 DEFINITIONS. Unless the context otherwise requires, the terms defined in this Article I shall, for the purposes of this Agreement, have the meanings herein specified.

            "Affiliate" means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person, including (A) all lineal descendants and spouses of such Person; (B) all trusts for the benefit of such Person or any person described in clause (A) and the trustees of such trusts; (C) all trustees or other legal representatives of such Person or any person or trust described in clauses (A) or

(B); (D) all partnerships, corporations, limited liability companies or other entities controlling, controlled by or under common control with such Person or any person, trust or other entity described in clauses (A), (B) or (C). "Control" for these purposes shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of any person or entity, whether through the ownership of voting securities, by contract, or otherwise.

            "Agreement" means this Amended and Restated Limited Liability Company Agreement of the Company, as amended, modified, supplemented or restated from time to time.

            "Allocated Expenses" means those expenses of the Company that are not directly attributable to the TMC Shares, the UPREIT Portfolio or the Investment Portfolio.

            "Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                  (i) Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and
         1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

            "Capital Account" means, with respect to any Member, the account maintained for such Member in accordance with the provisions of Section 4.3 hereof.

            "Capital Contribution" means, with respect to any Member, the aggregate value of cash and the initial Gross Asset Value of any property (other than cash) contributed to the Company pursuant to Section 4.1, which is set forth in Schedule A attached hereto.

            "Certificate" means the Certificate of Formation of the Company, in the form attached hereto as Exhibit A, and any and all amendments thereto and restatements thereof filed on behalf of the Company with the office of the Secretary of State of the State of Delaware pursuant to the Delaware Act.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding federal tax statute enacted after the date of this Agreement.

            "Company" means TMCT II, LLC, the limited liability company formed under and pursuant to the Delaware Act and continued under this Agreement.

            "Contribution Agreement" means that Contribution Agreement dated as of September 3, 1999 among the Members pursuant to which they have agreed to contribute cash and cash equivalents, TMC Shares and "OP Preferred Assets" (as defined therein) to the Company and have agreed upon the initial Gross Asset Value of contributions other than cash.

            "Covered Person" means (i) any Member, any Affiliate of a Member or any officers, directors, trustees, shareholders, beneficiaries, partners, employees, representatives or agents of a Member or its respective Affiliates,
(ii) any officer of the Company, or (iii) any employee or agent of the Company or its Affiliates who is designated as a Covered Person by the Managing Member.

            "Delaware Act" means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as amended from time to time.

            "Depreciation" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable under the Code with respect to an asset for such Fiscal Year or other period; provided, however, that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such Fiscal Year or other period bears to such beginning adjusted tax basis; and provided further, that if the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

            "Direct Investments Portfolio" means those assets of the Investment Portfolio, initially in the amount of $500 million, that are invested in TMCT Ventures, L.P., a Delaware limited partnership, for which the investment objective is to seek out opportunities that offer the possibility of long-term capital gains through investments in a diversified portfolio of businesses including venture capital investments and through leveraged or management buyouts.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

            "Fiscal Year" means (i) the period commencing upon the formation of the Company and ending on December 31, 1999, (ii) any subsequent twelve (12) month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in clause (ii) of this sentence for which the Company is required to allocate items of Company income, gain, expense, loss or deduction pursuant to Article VIII hereof.

            "Fixed Income Portfolio" means those assets of the Investment Portfolio, initially in the amount of $75 million, that will be invested in debt obligations or instruments in accordance with Section 6.3 under the direction of the Investment Committee, purchased with the cash contributed by the Members pursuant to the Contribution Agreement.

            "Gross Asset Value" means, with respect to any asset, such asset's adjusted basis for federal income tax purposes, except as follows:

                  (a) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as agreed among the Members in the Contribution Agreement and set forth on Schedule A hereto;

                  (b) the Gross Asset Value of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by Mutual Agreement, as of the following times: (i) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for part or all of such Member's Interest; (ii) the contribution to the Company by a Member of more than a de minimis amount of assets in exchange for an Interest; and (iii) the liquidation of the Company within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g); and

                  (c) the Gross Asset Value of any Company asset distributed to any Member shall be the gross fair market value of such asset on the date of distribution, as determined by Mutual Agreement.

            If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraph (a) or paragraph (b) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing items of income, gain, expense, loss or deduction.

            "Harvested Capital Portfolio" means (i) the Securities and other properties purchased by the Company with the cash proceeds received by the Company in connection with the sale, exchange, redemption or other disposition of all or any part of the assets held in the Direct Investments Portfolio and the Venture Capital Portfolio, and (ii) the Securities bought and sold by the Company thereafter with the proceeds of (i) all in accordance with Section 6.3 under the direction of the Investment Committee.

            "Interest" means, with respect to any Member at any time, a Member's limited liability company interest in the Company, which represents a Member's share of the items of income, gain, expense, loss or deduction of the Company, as provided in Article VIII, and a Member's right to receive distributions of the Company's assets, as provided in Article IX, including a Member's right to any and all benefits to which such Member may be entitled as provided in this Agreement, together with the obligations of such Member to act in accordance with all of the terms and provisions of this Agreement and the Delaware Act.

            "Investment Committee" means the Investment Committee appointed by the Members in accordance with Section 6.3.

            "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time and any successor statute thereto.

            "Investment Portfolio" means the Fixed Income Portfolio, the Direct Investments Portfolio, the Venture Capital Portfolio and the Harvested Capital Portfolio, together with any cash initially contributed by the Members to the Company that has not yet been invested in assets comprising the Direct Investments Portfolio or the Venture Capital Portfolio and is available for investment in such assets.

            "Managing Member" means the Member appointed to manage the affairs of the Company pursuant to Section 6.1, which initially shall be TMC. The Managing Member shall be deemed to be a "manager" within the meaning of the Delaware Act.

            "Member" means one or more of Trust 1, Trust 2 or any of the TMC Members individually, when acting in the capacity of each as a member of the Company and includes any other Person admitted to the Company as a Member of the Company in accordance with this Agreement, and "Members" means Trust 1, Trust 2 and each of the TMC Members and includes any other Person admitted to the Company as a Member of the Company in accordance with this Agreement, collectively, when acting in their capacities as members of the Company. For all purposes of the Delaware Act, all Members shall constitute a single class or group of members.

            "Mutual Agreement" means the agreement of (i) TMC, or, if TMC is no longer a Member, its Affiliates who are Members or, if no TMC Affiliate is a Member, the Members holding a majority in interest, if any, of the Interests initially held by the TMC Members, and (ii) (A) each of Trust 1 and Trust 2 until the Trust Termination, (B) thereafter, the Representatives; (C) provided, however, if Trust 1 and Trust 2 and each of their respective Transferees through a Permitted Disposition are no longer Members of the Company, the holders, if any, of a majority in interest of the Interests initially held by the Trust Members.

            "Other TMC Members" means Eagle 1, Eagle 2, Fortification, Wick and any successors in interest to Eagle 1, Eagle 2, Fortification or Wick who acquire their interests in a Permitted Disposition.

            "Permitted Disposition" means a Transfer, in whole or in part, (a) of a TMC Member's Interest by a TMC Member to another TMC Member or to one or more Affiliates of such TMC Member, (b) by Trust 1 or Trust 2 to any sub-trust with the same trustees as, and with a term measured by the same lives as, Trust 1 or Trust 2, respectively, or (c) upon a Trust Termination, by Trust 1 or Trust 2 or by any sub-trust that received its Interest pursuant to a Permitted Disposition to the beneficiaries of such Trusts or sub-trusts.

            "Person" means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

            "Representatives" means no less than two and no more than five Persons who shall act as representatives of the Trust Members with respect to this Agreement and the rights of Trust Members hereunder following the Trust Termination, who are Trust Members and who are elected as such by Trust Members holding, in the aggregate, a majority of the interest in the Company initially held by Trust 1 and Trust 2. The presence of Trust Members holding a majority in interest of the Interests initially held by the Trust Members shall be required to constitute a quorum for the transaction of business to elect Representatives. All matters shall be deemed approved by the Trust Members at any meeting duly called and held, a quorum being present, by the affirmative vote of Trust Members holding a majority in interest of the Interests initially held by the Trust Members. Any action required or permitted to be taken at any meeting of the Trust Members may be taken without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by Trust Members holding a majority in interest of the Interests initially held by the Trust Members and such written consent is filed with the minutes of the Trust.

            "SEC" means the Securities and Exchange Commission or any successor entity charged with enforcing the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute thereto.

            "Securities" shall mean capital stock, limited or general partnership interests, limited liability company interests, bonds, notes, debentures and other obligations, investment contracts and other instruments or evidences of indebtedness commonly referred to as securities and any rights, warrants and options related thereto.

            "Specified Disposition" means any of the following if approved by the Investment Committee:

                  (i) any sale, exchange or disposition of all or part of the preferred partnership interests in the UPREIT Portfolio ("UPREIT Interest") or other assets in the UPREIT Portfolio if the amount of any money and the fair market value of property to be received in exchange therefor equals or exceeds: (x) in the case of any asset in the UPREIT Portfolio on the date of this Agreement, the Gross Asset Value of such asset on the date of this Agreement as set forth on Schedule A, or (y) in the case of an asset acquired subsequent to the date of this Agreement, the portion of the Gross Asset value of the assets of the UPREIT Portfolio on the date of this Agreement, that is attributable to such subsequently acquired assets:

                  (ii) any sale, exchange or disposition of all or part of an UPREIT Interest or any other asset of the UPREIT Portfolio that is a partnership or limited liability company interest if the Investment Committee reasonably determines, based on the written advice of nationally recognized tax counsel, that (a) either (x) there has been a material increase in the percentage of the assets of the partnership or limited liability company that issued such UPREIT Interest or other interest (the "Issuer Partnership") constituting "stock or securities" within the meaning of Section 351(e)(1) of the Code, or (y) the Issuer Partnership or its general partner or managing member or the Investment Committee has become aware of facts that will or likely will cause the Issuer Partnership to become a publicly traded partnership within the meaning of Section 7704(b) of the Code, and (b) the facts described in
         (x) or (y) present a material risk of jeopardizing the status of the contributions to the Company under Section 721 of the Code;

                  (iii) any sale, exchange or disposition of all or part of an UPREIT Interest or any other asset of the UPREIT Portfolio that is a partnership or limited liability company interest if the Company receives notice or the Investment Committee reasonably determines that such UPREIT Interest or other interest will represent more than 18% of the total profits or capital interests in the Issuer Partnership;

                  (iv) any sale, exchange or disposition of all or a part of the REIT stock acquired in exchange for UPREIT Interests or any other assets in the UPREIT Portfolio that is a partnership or limited liability company interest if the proceeds of such sale are to be reinvested in assets that do not constitute "stock or securities" within the meaning of Section 351(e)(1) of the Code; or

                  (v) any sale, exchange or disposition of all of an UPREIT Interest or any other assets in the UPREIT Portfolio that is a partnership or limited liability company interest, if the Company's continued ownership of such interest would breach a representation or covenant made by the Company to the Issuer Partnership relating to the number of direct or indirect owners represented by the Company for purposes of preventing the Issuer Partnership from becoming a publicly traded partnership within the meaning of Section 7704(b) of the Code.

            "Tax Matters Member" shall be the Member designated to act as Tax Matters Member pursuant to Section 11.1(b), which initially shall be TMC.

            "TMC Common" means the Series A Common Stock, par value $1.00 per share, and the Series C Common Stock, par value $1.00 per share, of TMC.

            "TMC Preferred" means the Preferred Stock, Series C-1, par value $1.00 per share, of TMC and the Preferred Stock, Series C-2, par value $1.00 per share, of TMC or any series of preferred stock of TMC for which either is exchanged pursuant to Section 11.3 of the Contribution Agreement.

            "TMC Shares" means the TMC Common and the TMC Preferred contributed to the Company by Trust 1 and Trust 2 pursuant to the Contribution Agreement.

            "Transfer" shall have the meaning set forth in Section 5.4 of the Agreement. The terms "Transferring," "Transferor," "Transferee" and "Transferred" shall have meanings correlative to the meaning of "Transfer."

            "Treasury Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "Trust Interest" means the Interest held by Trust Members.

            "Trust Members" or "Trusts" means Trust 1, Trust 2 and any successors in interest to Trust 1 or Trust 2 who acquire their interests in a Permitted Disposition.

            "Trust Termination" means the termination of Trust 1, Trust 2 and any sub-trust thereof in accordance with their respective terms.

            "Trusts Portfolio" means the properties purchased by the Company with the cash transferred to such Trusts Portfolio pursuant to Section 9.3 hereof and other properties bought and sold by the Company thereafter in accordance with Section 9.3 under the direction of the Trusts Portfolio Committee.

            "UPREIT Portfolio" means the preferred ownership interests in real estate investment trust operating partnerships contributed to the Company pursuant to the Contribution Agreement (and referred to therein as "OP Preferred Assets"), any assets acquired by the Company in exchange or substitution for such interests including, without limitation, REIT stock acquired pursuant to the exchange of UPREIT interests, and other assets purchased by the Company with the cash proceeds received by the Company in connection with the sale or other disposition of such assets in accordance with Section 6.3 under the direction of the Investment Committee.

            "Venture Capital Portfolio" means those assets of the Investment Portfolio, initially in the amount of $60 million, that will be invested in a portfolio of venture capital funds in accordance with Section 6.3 under the direction of the Investment Committee, purchased with the cash contributed by the Members pursuant to the Contribution Agreement.

         SECTION 1.2 HEADINGS. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                                   ARTICLE II

                               FORMATION AND TERM

         SECTION 2.1 FORMATION.

            (a) TMC formed the Company as a limited liability company under and pursuant to the provisions of the Delaware Act and the Members agree that the rights, duties and liabilities of the Members shall be as provided in the Delaware Act, except as otherwise provided herein. Pursuant to Section 18-201(d) of the Delaware Act, this Agreement shall be effective as of the date hereof.

            (b) Upon the execution of this Agreement, Trust 1, Trust 2, Fortification, Wick, Eagle 1 and Eagle 2 shall be automatically admitted as Members of the Company.

            (c) The name and mailing address of each Member and the amount contributed to the capital of the Company shall be listed on Schedule A attached hereto. Each Member is required to provide any changes to its information set forth on Schedule A to the Managing Member who shall be required to update Schedule A from time to time as necessary to accurately reflect the information therein.

            (d) TMC, as an "authorized person" within the meaning of the Delaware Act, has executed, delivered and filed the Certificate with the Secretary of State of the State of Delaware. The Managing Member of the Company, as an authorized person within the meaning of the Delaware Act, shall execute, deliver and file any and all amendments or restatements to the Certificate.

         SECTION 2.2 NAME. The name of the limited liability company formed by the filing of the Certificate is TMCT II, LLC. The business of the Company may be conducted upon compliance with all applicable laws under any other name designated by the Managing Member.

         SECTION 2.3 TERM. The term of the Company shall commence on the date of the filing of the Certificate in the office of the Secretary of State of the State of Delaware and shall continue perpetually unless the Company is dissolved in accordance with the provisions of this Agreement. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate in the manner required by the Delaware Act.

         SECTION 2.4 REGISTERED AGENT AND OFFICE. The Company's registered agent and office in Delaware shall be Corporation Service Company, 1013 Centre Road, Wilmington, County of New Castle, Delaware 19805. At any time, the Managing Member may designate another registered agent and/or registered office.

         SECTION 2.5 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Company shall initially be at Times Mirror Square, Los Angeles, California 90053. At any time, the Managing Member may change the location of the Company's principal place of business.

         SECTION 2.6 QUALIFICATION IN OTHER JURISDICTIONS. The Managing Member shall cause the Company to be qualified, formed or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Company transacts business in which such qualification, formation or registration is required or desirable. The Managing Member, as an authorized person within the meaning of the Delaware Act, shall execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

                                   ARTICLE III

                        PURPOSE AND POWERS OF THE COMPANY

         SECTION 3.1 PURPOSE. The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, acquiring and owning the TMC Shares, the UPREIT Portfolio and the Investment Portfolio and managing the assets of the Company in accordance with the provisions of this Agreement, and engaging in any lawful act or activity for which limited liability companies may be formed under the Delaware Act which is necessary, convenient, desirable or incidental to the foregoing. The Members intend that the Company shall conduct its business in a manner that will cause the Company to qualify at all times as an investment partnership within the meaning of Section 731(c) of the Code.

         SECTION 3.2 POWERS OF THE COMPANY.

            (a) The Company shall have the power and authority to take any and all actions necessary, appropriate, proper, advisable, convenient or incidental to or for the furtherance of the purpose set forth in Section 3.1, including, but not limited to, the power:

                  (i) to conduct its business, carry on its operations and have and exercise the powers granted to a limited liability company by the Delaware Act, any other law, or this Agreement in any state, territory, district or possession of the United States, or in any foreign country that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

                  (ii) to acquire by purchase, lease, contribution of property or otherwise, own, hold, operate, maintain, finance, improve, lease, sell, convey, mortgage, transfer, demolish or dispose of any real or personal property that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

                  (iii) to enter into, perform and carry out contracts of any kind, including, without limitation, contracts with any Member or any Affiliate thereof, or any agent of the Company necessary to, in connection with, convenient to, or incidental to the accomplishment of the purpose of the Company;

                  (iv) to invest and reinvest its funds, and to take and hold real and personal property for the payment of funds so invested;

                  (v) to sue and be sued, complain and defend, and participate in administrative or other proceedings, in its name;

                  (vi) to appoint employees and agents of the Company, and define their duties and fix their compensation;

                  (vii) to indemnify any Person in accordance with the Delaware Act and to obtain any and all types of insurance;

                  (viii) to negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, acknowledge or take any other action with respect to any lease, contract or security agreement in respect of any assets of the Company;

                  (ix) to borrow money and issue evidences of indebtedness, and to secure the same by a mortgage, pledge or other lien on the assets of the Company;

                  (x) to pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any and all other claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities;

                  (xi) to make, execute, acknowledge and file any and all documents or instruments necessary, convenient or incidental to the accomplishment of the purpose of the Company;

                  (xii) to purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, equity interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships (including the power to be admitted as a partner thereof and to exercise the rights and perform the duties created thereby), trusts, limited liability companies (including the power to be admitted as a member or appointed as a manager thereof and to exercise the duties created thereby), or individuals or direct or indirect obligations of the United States or of any government, state, territory, governmental district or municipality or of any instrumentality of any of them;

                  (xiii) to lend money for any proper purpose, to invest and reinvest its funds, and to take and hold real and personal property for the payment of funds so loaned or invested; and

                  (xiv) to cease its activities and cancel its Certificate.

            (b) The Managing Member, subject to any limitations set forth in this Agreement, may authorize any Person (including, without limitation, any other Member) to enter into any agreement or instrument on behalf of the Company and to perform or cause to be performed the Company's obligations thereunder.

            (c) The Company may merge with, or consolidate into, another Delaware limited liability company or other business entity (as defined in Section 18-209(a) of the Delaware Act) upon Mutual Agreement.

            (d) Nothing in this Section 3.2 shall be deemed to authorize the officers, the Investment Committee or the Managing Member to authorize the Company to take any action set forth above in this Section 3.2 without the required approval of the members of the Investment Committee pursuant to Section
6.3 or the Members pursuant to Section 6.5 or any other provisions of this Agreement.

            (e) Nothing in this Section 3.2 shall be deemed to authorize the officers, the Investment Committee or the Managing Member to authorize the Company to acquire any assets or take any other action, without Mutual Agreement, that would cause the Company not to qualify as an investment partnership within the meaning of Section 731(c) of the Code.

         SECTION 3.3 LIMITATIONS ON COMPANY POWERS. Notwithstanding the foregoing provisions of Section 3.2, the Company shall not do business in any jurisdiction that would jeopardize the limitation on liability afforded to the Members under the Delaware Act or this Agreement.

         SECTION 3.4 SPECIFIC AUTHORIZATION. The Company, and the Managing Member on behalf of the Company, may enter into and perform the Contribution Agreement without any further act, vote or approvals of any Member or other Person, notwithstanding any provision of this Agreement, the Delaware Act or other applicable law, rule or regulation. The authorization set forth in the prior sentence shall not be deemed to be a restriction on the Managing Member's entering into other agreements on behalf of the Company.


                                   ARTICLE IV

                        CAPITAL CONTRIBUTIONS, INTERESTS

                              AND CAPITAL ACCOUNTS

         SECTION 4.1 CAPITAL CONTRIBUTIONS.

            (a) Each Member has made its Capital Contribution, described on Schedule A, pursuant to the terms of the Contribution Agreement.

            (b) No Member shall be required to make any additional Capital Contribution to the Company. A Member may make additional Capital Contributions to the Company only upon Mutual Agreement.

         SECTION 4.2 MEMBER'S INTEREST.

         A Member's Interest shall for all purposes be personal property. A Member has no interest in specific Company property. All property of the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually, shall have any direct ownership in such property.

         SECTION 4.3 CAPITAL ACCOUNTS.

            (a) A separate Capital Account will be maintained for each Member.

            (b) Each Member's Capital Account will be increased by:

                  (i) The amount of cash contributed by the Member to the Company;

                  (ii) The Gross Asset Value of real, personal, tangible and intangible property (other than cash) contributed by the Member to the Company pursuant to Section 4.1;

                  (iii) Allocations to the Member of items of income or gain (other than allocations under Section 8.8); and

                  (iv) The amount of any liabilities of the Company assumed by such Member or liabilities that are secured by any property distributed to such Member.

            (c) Each Member's Capital Account will be decreased by:

                  (i) The amount of cash distributed to the Member by the Company;

                  (ii) The Gross Asset Value of property (other than cash) distributed to the Member by the Company;

                  (iii) Allocations to the Member of items of deduction, loss or expense (other than allocations under Section 8.8); and

                  (iv) The amount of any liabilities of such Member assumed by the Company or liabilities that are secured by any property contributed by such Member.

            (d) In the event the Gross Asset Value of any asset of the Company is adjusted as provided in paragraph (b) under the definition of Gross Asset Value, such adjustment shall be treated as gain or loss of the Company, and any such gain or loss shall be allocated among the Members in accordance with
Article VIII.

            (e) In the event of a sale or exchange of all or part of an Interest, a pro rata portion of the Capital Account of the transferor shall become the Capital Account of the transferee to the extent it relates to the transferred Interest in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(l).

            (f) The manner in which Capital Accounts are to be maintained pursuant to this Section 4.3 is intended to comply with the requirements of Code
Section 704(b) and the Treasury Regulations promulgated thereunder, including, without limitation, Treasury Regulation Section 1.704-1(b)(2)(iv). If the manner in which Capital Accounts are to be maintained pursuant to this Article IV should be modified to comply with Code Section 704(b) and the Treasury Regulations thereunder, then, notwithstanding anything to the contrary, the method in which Capital Accounts are maintained shall be so modified to the minimum extent required to comply with such regulations; provided, however, that any change in the manner of maintaining Capital Accounts shall not alter the economic agreement between or among the Members without Mutual Agreement.

                                    ARTICLE V

                                     MEMBERS

         SECTION 5.1 POWERS OF MEMBERS. The Members shall have the power to exercise any and all rights or powers granted to the Members pursuant to the express terms of this Agreement. No Member shall have the power to act for or on behalf of, or to bind, the Company without the prior written approval of the Managing Member. All Members shall constitute one class or group of members of the Company for all purposes of the Delaware Act.

         SECTION 5.2 REIMBURSEMENTS. The Company shall reimburse the Members and officers of the Company for all ordinary, reasonable and necessary out-of-pocket expenses incurred by the Members or such officers on behalf of the Company with the approval of the Managing Member. Such reimbursement shall be treated as an expense of the Company and shall be allocated in accordance with Article VIII, and shall not be deemed to constitute a distributive share of income or a distribution or return of capital to any Member.

         SECTION 5.3 PARTITION. Each Member waives any and all rights that it may have to maintain an action for partition of the Company's property.

         SECTION 5.4 ASSIGNMENTS BY AND WITHDRAWAL OF MEMBERS.

            (a) Prohibited Transfers. No Member may resign or withdraw from the Company without Mutual Agreement. No Member shall voluntarily or involuntarily sell, transfer, assign, convey, pledge, mortgage, encumber, hypothecate or otherwise dispose of or suffer the creation of an interest in or lien on (a "Transfer") all or any part of its Interest without Mutual Agreement (which can be withheld by such other Members in their sole and absolute discretion); provided, however, that such consent shall not be necessary with respect to any proposed Transfer which constitutes a Permitted Disposition. Notwithstanding any other provisions of this Agreement, at any time prior to January 1, 2006 no Member shall Transfer all or any part of its Interest if such Transfer would violate the covenant set forth in Section 4(k) of (i) the Contribution Agreement by and among TMC, the Company, Post Apartment Homes, L.P., a Georgia limited partnership, and Post Properties, Inc., a Maryland corporation, dated as of September 3, 1999, and (ii) the Contribution Agreement by and among TMC, the Company, Summit Properties Partnership, L.P., a Delaware limited partnership, and Summit Properties, Inc., a Maryland corporation, dated as of September 3, 1999.

            (b) Conditions to Transfer. Any proposed Transfer of all or any part of its Interest by a Member shall require the Member to notify the Company of such Transfer, including the name and address of the Transferee. Any Transfer by the TMC Members shall also be conditioned on compliance with Section 5.4(f)(iv)(A).

            (c) Nonconforming Transfers Void. Any purported Transfer of all or part of the Interest of any Member that does not comply with the provisions of
Section 5.4 shall be void and shall not bind the Company. The Company shall incur no liability for distributions made to any Transferor prior to compliance with Section 5.4 with respect to the Interest or portion thereof that is the subject of any such purported Transfer.

            (d) Transferee of Trust Members. Subject to Subsection (f) below, any Transferee of an Interest in the Company upon a Permitted Disposition by the Trust Members shall automatically become a Member with respect to such transferred Interest, subject to applicable law and upon execution of this Agreement, a counterpart of this Agreement or other documents agreeing to be bound by the provisions of this Agreement. Other than as provided in the previous sentence, no Transferee of a Trust Member's Interest or portion thereof shall be admitted as a Member without Mutual Agreement.

            (e) Transferee of TMC Members. Subject to Subsection (f) below, any Transferee of a TMC Member shall automatically become a Member with respect to the Interest so transferred, subject to applicable law and upon execution of this Agreement, a counterpart of this Agreement or other documents agreeing to be bound by the provisions of this Agreement. Other than as provided in the previous sentence, no Transferee of a TMC Member's Interest or portion thereof shall be admitted as a Member without Mutual Agreement.

            (f) Conditions for Admissions. No Transferee shall be admitted as a Member without satisfying the following conditions (any one or more of which may be waived by Mutual Agreement):

                  (i) the Transferor or Transferee shall undertake to pay all expenses incurred by the Company in connection therewith;

                  (ii) the Company shall receive from the Person to whom such Transfer is to be made a counterpart of this Agreement executed by or on behalf of such Person and such other documents, instruments and certificates as may reasonably be requested by the Managing Member pursuant to which such Transferee shall become bound by this Agreement with respect to the Interest, or portion thereof, so Transferred;

                  (iii) the Company shall receive from the proposed Transferor and Transferee such documents, opinions, instruments and certificates as required by Mutual Agreement;

                  (iv) the Company shall receive an opinion of counsel to the Company substantially to the effect that the admission of the Transferee as a Member (or in the case of Section 5.4(b), the consummation of such Transfer):

                           (A) will not cause the Company to be terminated
                  pursuant to Section 708 of the Code if such termination would have a material adverse effect on any Member, to lose its status as a partnership for United States federal and state income tax purposes, or to be considered a publicly traded partnership under Section 7704(b) of the Code; and

                           (B) complies with all applicable laws and
                  regulations, including, without limitation, applicable federal and state securities laws, the Investment Company Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  (v) The Members hereby waive the requirements of this Subsection (f) with respect to any Transfer by any TMC Member of its Interest to another TMC Member.

            (g) Transfer of Control. TMC shall not, without Mutual Agreement, Transfer Control of Fortification, Wick, Eagle 1 or Eagle 2 (so long as they are Members), or any other entity substantially all of the value of which is attributable to its Interests in the Company, to any Person that is not an Affiliate of TMC.

                                   ARTICLE VI

                                   MANAGEMENT


         SECTION 6.1 MANAGEMENT OF THE COMPANY. TMC shall be the Managing Member and, in such capacity, subject to the management of the Investment Portfolio and the UPREIT Portfolio by the Investment Committee in accordance with Section 6.3 hereof and the requirements set forth in Section 6.4 hereof, shall manage the Company in accordance with this Agreement until such time as TMC elects to resign as Managing Member (after providing not less than three (3) months' prior written notice to all other Members), in which event the Members shall elect a Managing Member by Mutual Agreement to replace TMC. Except as otherwise set forth in this Agreement, the Managing Member shall have full, exclusive and complete discretion to manage and control the business and affairs of the Company, to make all decisions affecting the business and affairs of the Company and to take all such actions as the Managing Member deems necessary or appropriate to accomplish the purpose of the Company set forth herein. The Managing Member may appoint individuals as officers or employees of the Company with such titles as it may elect, including but not limited to President, Treasurer and Secretary. Except as provided herein, the officers of the Company shall have such powers and duties in the management of the Company as may be prescribed in a resolution by the Managing Member and, to the extent not provided as generally pertains to their respective offices, as if the Company were a corporation governed by the General Corporation Law of the State of Delaware, subject to the control and removal by the Managing Member.

         SECTION 6.2 POWERS OF THE MANAGING MEMBER. Subject to the limitations otherwise set forth in this Agreement, the Managing Member shall have the right, power and authority, in the management of the business and affairs of the Company, to do or cause to be done any and all acts, at the expense of the Company unless otherwise specifically provided in this Agreement, deemed by the Managing Member to be necessary or appropriate to effectuate the business, purposes and objectives of the Company. Notwithstanding the foregoing, TMC shall not be entitled to be compensated for serving as the Managing Member or for providing administrative services to the Company; provided, however, if the cost of the administrative services provided to the Company by TMC exceeds $150,000 in any year, TMC shall be entitled to cease providing such services and to arrange for such services to be provided to the Company by a third party at the expense of the Company. Without limiting the generality of the foregoing, the Managing Member shall have the power and authority to:

            (a) establish a record date with respect to all actions to be taken hereunder that require a record date be established, including with respect to allocations and distributions;

            (b) bring and defend on behalf of the Company actions and proceedings at law or in equity before any court or governmental, administrative or other regulatory agency, body or commission or otherwise;

            (c) execute all documents or instruments, perform all duties and powers and do all things for and on behalf of the Company in all matters necessary, desirable, convenient or incidental to the purpose of the Company, including, without limitation, all documents, agreements and instruments related thereto and the consummation of all transactions contemplated thereby; and

            (d) in its sole discretion, provide for payment to any person serving on the Investment Committee as compensation for such person's services to the Company.

         The expression of any power or authority of the Managing Member in this Agreement shall not in any way limit or exclude any other power or authority which is not specifically or expressly set forth in this Agreement.

         It is acknowledged that the power and authority of the Managing Member includes the power and authority to direct the vote of the TMC Shares (including for purposes of this paragraph any other shares of the capital stock of TMC that may be held by the Company from time to time) and that such TMC Shares shall, unless otherwise provided for herein, be voted at the direction of the Managing Member. However, it is acknowledged, as a result of the foregoing and Section 160(c) of the Delaware General Corporation Law, and it is otherwise agreed by the Members, that the TMC Shares shall not be entitled to vote or be counted for quorum purposes with respect to any proposal submitted to the stockholders of TMC. If, the foregoing notwithstanding, it is determined by a court of competent jurisdiction that the TMC Shares are eligible to vote and shall be counted for quorum purposes then, with respect to any proposal submitted for approval to the stockholders of TMC, the Managing Member shall cause the TMC Shares to be (and, whether or not the Managing Member did so, TMC shall treat the TMC Shares as having been) voted for or against, or abstained or withheld from voting, in the same proportion as the capital stock of TMC held by TMC stockholders other than the Company is voted with respect to such proposal.

         SECTION 6.3 INVESTMENT COMMITTEE.

            (a) Number of Investment Committee Members. The number of members of the Investment Committee shall be five. TMC shall have the right to designate two members of the Investment Committee (the "TMC Designated Investment Committee Members"), of which the initial members shall be Roger H. Molvar and Rajender K. Chandhok. Trust 1 and Trust 2 shall have the right to designate three members (the "Trust Designated Investment Committee Members"), of which the initial members shall be Warren B. Williamson, William Stinehart, Jr. and Roger Goodan; provided, however, that following the Trust Termination, the Trust Designated Investment Committee Members shall be designated by the Representatives. Each member of the Investment Committee shall hold office until his or her successor shall have been designated pursuant to paragraph (d) below or until such member of the Investment Committee shall resign or shall have been removed in the manner provided herein. All members of the Investment Committee shall be either (i) Members of the Company, (ii) officers, directors, trustees, employees or beneficiaries of a Member of the Company or (iii) after the Trust Termination, the Representatives.

            (b) Removal of Investment Committee Members. Any member of the Investment Committee may be removed at any time, with or without cause, by the Member(s) then entitled to designate such member of the Investment Committee.

            (c) Resignation. Any Person may resign as a member of the Investment Committee at any time by giving written notice to the Investment Committee. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, immediately upon its receipt by the Investment Committee. Acceptance of such resignation shall not be necessary to make it effective.

            (d) Vacancies. Any vacancy on the Investment Committee, whether because of death, resignation, disqualification, removal, expiration of term or any other cause shall be filled by designation by the Member(s) who appointed the member of the Investment Committee whose departure created such vacancy. Such designation shall be effected by notice delivered to the Investment Committee. Each member of the Investment Committee so chosen to fill a vacancy shall remain a member of the Investment Committee until his or her successor shall have been designated or until he or she shall resign or shall have been removed in the manner herein provided.

            (e) Powers of Investment Committee. Subject to Section 6.5, the Investment Committee shall have full, exclusive and complete authority with respect to the management of the Investment Portfolio and the UPREIT Portfolio within the investment guidelines set forth in Exhibit B hereto. The investment guidelines may be changed only by Mutual Agreement. If the Company sells an UPREIT Interest (or the stock for which such UPREIT Interest was exchanged) within three (3) years from the date hereof and such sale is a Specified Disposition, any acquisition of replacement assets shall required the consent of the TMC Designated Investment Committee Members, which shall not be unreasonably withheld.

            (f) Meetings; Place of Meetings; Telephonic Participation. Meetings of the Investment Committee may be held at such times and places within or without the State of Delaware as the Investment Committee may from time to time by resolution designate or as shall be designated by the Person or Persons calling the meeting in the notice or waiver of notice of any such meeting. Regular meetings of the Investment Committee shall be held not less than quarterly. Special meetings of the Investment Committee shall be held whenever called by a member of the Investment Committee or the Managing Member. Notice of the time and place of each such special meeting shall be sent by facsimile transmission, telegraph or cable or be delivered personally or mailed to and received by each member of the Investment Committee not less than 24 hours before the time at which the meeting is to be held. Notice of the purpose of a special meeting need not be given. Notice of any meeting of the Investment Committee shall not be required to be given to any member of the Investment Committee who waives such notice in writing or who is present at such meeting. At the request of any Investment Committee member, any or all Investment Committee members may participate in any meeting of the Investment Committee by means of conference telephone or similar communications equipment pursuant to which all Persons participating in the meeting of the Investment Committee can hear each other, and such participation shall constitute presence in person at such meeting. Minutes of the meetings shall be recorded.

            (g) Manner of Acting and Quorum. Except as otherwise provided in this Agreement or the Delaware Act, the presence of (i) a majority of the members of the Investment

Committee and (ii) a number of Trust Designated Investment Committee Members equal or greater than the number of TMC Designated Investment Committee Members shall be required to constitute a quorum for the transaction of business at any meeting of the Investment Committee. The Investment Committee members shall act only as an Investment Committee, and the individual members shall have no power as such. Each member shall have one vote. All matters shall be deemed approved by the Investment Committee at any meeting duly called and held, a quorum being present, by the affirmative vote of a majority of the authorized number of members of the Investment Committee.

            (h) Action Without Meeting. Any action required or permitted to be taken or which may be taken at any meeting of the Investment Committee may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the TMC Designated Investment Committee Members and at least one of the Trust Designated Investment Committee Members and such written consent is filed with the minutes of proceedings of the Investment Committee.

         SECTION 6.4 TRUSTS PORTFOLIO COMMITTEE. The Trusts Portfolio Committee shall consist of the Trust Designated Investment Committee Members and shall have full, exclusive and complete authority with respect to the management of the Trusts Portfolio.

         SECTION 6.5 ACTIONS REQUIRING MUTUAL AGREEMENT. The following actions and other actions so designated throughout this Agreement shall not be taken by the Company, whether at the direction of the Managing Member or at the direction of the Investment Committee, without Mutual Agreement:

            (a) Any Transfer or other distribution or encumbrance of assets of the Company (provided, however that (i) distributions under Article IX, and (ii) Specified Dispositions and dispositions or encumbrances of investments in the Investment Portfolio that have been approved by the Investment Committee shall not require Mutual Agreement);

            (b) Any acquisition of assets by the Company (provided, however that acquisitions of assets (i) for the Investment Portfolio or (ii) for the UPREIT Portfolio if such acquisitions meet the guidelines set forth in Exhibit B hereto or are acquisitions of stock pursuant to exchange rights associated with the UPREIT Interests or any other asset in the UPREIT Portfolio that is a partnership or limited liability company interest, that in either case have been approved by the Investment Committee, shall not require Mutual Agreement);

            (c) Any transaction relating to the TMC Shares;

            (d) The incurrence of any indebtedness by the Company (provided, however that indebtedness incurred in the management of the Investment Portfolio and the UPREIT Portfolio that has been approved by the Investment Committee shall not require Mutual Agreement);

            (e) To the extent permitted by law, the liquidation or dissolution of the Company;

            (f) Any change in the business purpose of the Company;

            (g) Any merger, consolidation or reorganization of the Company with any other Person;

            (h) Any change in the investment guidelines set forth in Exhibit B hereto;

            (i) Any issuance of an equity interest in the Company or any admission of a new Member (other than pursuant to Section 5.4(d) or 5.4(e), in connection with a Transfer in conformity with Section 5.4);

            (j) Arrangements not contemplated by (or any amendments or other changes to such arrangements, or any arrangements that are contemplated by) this Agreement between the Company, on the one hand, and any Member, TMCT Ventures, L.P. or Affiliate thereof, on the other hand, providing for pecuniary benefits to any Member or Affiliate thereof;

            (k) Any action that would jeopardize the status of the Company as an investment partnership under Section 731(c) of the Code;

            (l) Any action that would jeopardize the qualification of the contributions to the Company under Section 4.1 as tax-free exchanges under
Section 721 of the Code; or

            (m) Any action or decision by a Member in its capacity as Tax Matters Member.

         SECTION 6.6 RELIANCE BY THIRD PARTIES. Any Person dealing with the Company may rely upon a certificate signed by the Managing Member or any officer of the Company appointed by the Managing Member including, but not limited to, the President, any Vice President, the Secretary or the Treasurer as to:

            (a) the identity of the members of the Investment Committee or any Member hereof;

            (b) the existence or non-existence of any fact or facts which constitute a condition precedent to acts by the Company or in any other manner germane to the affairs of the Company;

            (c) the Persons who are authorized to execute and deliver any instrument or document of or on behalf of the Company; or

            (d) any act or failure to act by the Company or as to any other matter whatsoever involving the Company or any Member.

                                   ARTICLE VII

                               MEETINGS OF MEMBERS

         SECTION 7.1 MEETINGS OF THE MEMBERS. Meetings of the Members may be called at any time by the Managing Member, Trust 1 or Trust 2 or, after the Trust Termination, the Representatives, or within two days after written notice requesting such a meeting is received by the Managing Member from any Member. Each meeting of Members shall be conducted by such Person that the Managing Member may designate or, if the Managing Member fails to do so, by such other Person that a majority of the Members present in person or by proxy specify.

         SECTION 7.2 PLACE OF MEETINGS; PARTICIPATION BY TELEPHONE. All meetings of the Members of the Company shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the Managing Member and specified in the respective notices or waivers of notice thereof. Participation in any meeting may be by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. Minutes of the meetings shall be recorded.

         SECTION 7.3 NOTICE OF MEETINGS. Notice of each meeting of the Members of the Company shall be given not less than ten (10) days nor more than sixty
(60) days before the date of the meeting to each Member of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such Member personally, or by depositing such notice in the U.S. mail, in a postage prepaid envelope, directed to such Member at such Member's post office address furnished by such Member to the Secretary of the Company for such purpose or, if such Member shall not have furnished to the Secretary of the Company an address for such purpose, then at such Member's post office address last known to the Company, or by transmitting a notice thereof to such Member at such address by facsimile, telegraph or cable. Every notice of a meeting of the Members shall state the place, date and hour of the meeting, and the purpose or purposes for which the meeting is called. Notice of any meeting of Members shall not be required to be given to any Member who shall have waived such notice, and such notice shall be deemed waived by any Member who shall attend such meeting in person or by proxy, except for any Member who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the Members need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

         SECTION 7.4 ACTION WITHOUT MEETING. Any action required to be taken or which may be taken at any meeting of Members of the Company may be taken without a meeting, without prior notice and without a vote, if there is Mutual Agreement in writing, setting forth the action so taken.

                                  ARTICLE VIII

                                   ALLOCATIONS

         SECTION 8.1 INVESTMENT PORTFOLIO AND UPREIT PORTFOLIO. All items with respect to the Investment Portfolio and the UPREIT Portfolio for any Fiscal Year shall be allocated as follows:

            (a) Ordinary Profits and Losses. All items of interest, original issue discount, market discount, dividends and other items of ordinary income from the Investment Portfolio (other than the Fixed Income Portfolio) and the UPREIT Portfolio, and any items of capital gain allocated to the Company by the Issuer Partnerships with respect to the assets in the UPREIT Portfolio, for such Fiscal Year, and all related items of ordinary deduction or expense, shall be allocated 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members. All items of interest, original issue discount, market discount, dividends and other items of ordinary income from the Fixed Income Portfolio and all related items of ordinary deduction or expense shall be allocated 78.5% to the Trusts, 1% to TMC and 20.5% to the Other TMC Members.

            (b) Gains from UPREIT Portfolio. All items of gain from any sale, exchange, redemption, extraordinary dividends, partial or complete liquidation or similar transactions relating to the assets in the UPREIT Portfolio shall be allocated as follows:

                  (i) 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members until the aggregate amount allocated under this Section 8.1(b)(i) is equal to the aggregate items of loss, expense, or deductions allocated under Section 8.1(c)(v);

                  (ii) 1% to TMC and 99% to the Other TMC Members until the aggregate amount allocated under this Section 8.1(b)(ii) is equal to the aggregate items of loss, expense, or deductions allocated under section 8.1(c)(iv);

                  (iii) 50% to the Trusts, 1% to TMC and 49% to the Other TMC Members until the aggregate amount allocated under this Section 8.1(b)(iii) is equal to (x) $42,000,000 plus (y) the aggregate losses allocated under Section 8.1(c)(iii);

                  (iv) 1% to TMC and 99% to the Other TMC Members until the aggregate amount allocated under this Section 8.1(b)(iv) is equal to
         (x) $99,000,000 plus (y) the aggregate losses allocated under Section 8.1(c)(ii); and

                  (v) thereafter, 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members.

            (c) Losses from UPREIT Portfolio. All items of loss, expense or deduction from any sale, exchange, redemption, partial or complete liquidation or similar transactions relating to the assets in the UPREIT Portfolio shall be allocated as follows:

                  (i) 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members until the aggregate amount allocated under this Section 8.1(c)(i) is equal to the aggregate gains allocated under Section 8.1(b)(v);

                  (ii) 1% to TMC and 99% to the Other TMC Members until the aggregate amount allocated under this Section 8.1(c)(ii) is equal to the aggregate gains allocated under section 8.1(b)(iv);

                  (iii) 50% to Trusts, 1% to TMC and 49% to the Other TMC Members until the aggregate amount allocated under this Section 8.1(c)(iii) is equal to (x) $42,000,000 plus (y) the aggregate gains allocated under Section 8.1(b)(iii);

                  (iv) 1% to TMC and 99% to the Other TMC Members until the aggregate amount allocated under this Section 8.1(c)(iv) is equal to
         (x) $99,000,000 plus (y) the aggregate gain allocated under Section 8.1(b)(ii); and

                  (v) thereafter, 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members.

            (d) Gains From Investment Portfolio. All items of gain from any sale, exchange, redemption, partial or complete liquidation, extraordinary dividends or similar transactions relating to the assets in the Investment Portfolio shall be allocated 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members.

            (e) Losses From Investment Portfolio. All items of loss, expense or deduction from any sale, exchange, redemption, partial or complete liquidation or similar transactions relating to the assets in the Investment Portfolio shall be allocated 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members.

            (f) Gains From Fixed Income Portfolio. All items of gain from any sale, exchange, redemption, partial or complete liquidation, extraordinary dividends or similar transactions relating to the assets in the Fixed Income Portfolio shall be allocated 78.5% to the Trusts 1% to TMC and 20.5% to the Other TMC Members.

            (g) Losses From Fixed Income Portfolio. All items of loss expense or deductions from any sale, exchange redemption, partial or complete liquidation or similar transactions relating to the assets in the Fixed Income Portfolio shall be allocated 78.5% to the Trusts 1% to TMC and 20.5% to the Other TMC Members.

         SECTION 8.2 TMC COMMON. All items with respect to the TMC Common for any Fiscal Year shall be allocated as follows:

            (a) Ordinary Profits and Losses. All dividends and other items of ordinary income from the TMC Common and all related items of deduction or expense shall be allocated 20% to the Trusts, 78% to TMC and 2% to the Other TMC Members.

            (b) Gains. All items of gain from any sale, exchange, redemption, partial or complete liquidation, extraordinary dividends or similar transactions relating to the TMC Common shall be allocated as follows:

                  (i) 13% to the Trusts, 10% to TMC and 77% to the Other TMC Members until the aggregate amount allocated under this Section 8.2(b)(i) is equal to the aggregate items of loss, expense or deduction allocated under Section 8.2(c)(iv);

                  (ii) 100% to the Trusts until the aggregate amount allocated under this Section 8.2(b)(ii) is equal to the aggregate items of loss, expense or deduction allocated under Section 8.2(c)(iii);

                  (iii) 100% to the Trusts until the aggregate amount allocated to the Trusts under this Section 8.2(b)(iii) is equal to (x) $184,443,151 plus (y) the aggregate losses allocated under Section 8.2(c)(ii); and

                  (iv) thereafter, 13% to the Trusts, 10% to TMC and 77% to the Other TMC Members.

            (c) Losses. All items of loss, expense or deduction from any sale, exchange, redemption, partial or complete liquidation or similar transactions relating to the TMC Common shall be allocated as follows:

                  (i) 13% to the Trusts, 10% to TMC and 77% to the Other TMC Members until the aggregate amount allocated under this Section 8.2(c)(i) is equal to the aggregate gains allocated under Section 8.2(b)(iv);

                  (ii) 100% to the Trusts until the aggregate amount allocated under this Section 8.2(c)(ii) is equal to the aggregate gains allocated under Section 8.2(b)(iii);

                  (iii) 100% to the Trusts until the aggregate amount allocated to the Trusts under this Section 8.2(c)(iii) is equal to (x) $184,443,151 plus (y) the aggregate gain allocated under Section 8.2(b)(ii); and

                  (iv) thereafter, 13% to the Trusts, 10% to TMC and 77% to the Other TMC Members.

         SECTION 8.3 TMC PREFERRED. All items with respect to the TMC Preferred for any Fiscal Year shall be allocated as follows:

            (a) Ordinary Profits and Losses. All dividends and other items of ordinary income from the TMC Preferred and all related items of deduction or expense shall be allocated 20% to the Trusts, 78% to TMC and 2% to the Other TMC Members.

            (b) Gains. All items of gain from any sale, exchange, redemption, partial or complete liquidation, extraordinary dividends or similar transactions relating to the TMC Preferred shall be allocated as follows:

                  (i) 20% to the Trusts and 80% to TMC until the aggregate amount allocated under this Section 8.3(b)(i) is equal to the aggregate items of loss, expense or deduction allocated under Section 8.3(c)(iv);

                  (ii) 100% to the Trusts until the aggregate amount allocated under this Section 8.3(b)(ii) is equal to the aggregate items of loss, expense or deduction allocated under Section 8.3(c)(iii);

                  (iii) 100% to the Trusts until the aggregate amount allocated to the Trusts under this Section 8.3(b)(iii) is equal to (x) $62,607,200 plus (y) the aggregate losses allocated under Section 8.3(c)(ii); and

                  (iv) thereafter, 20% to the Trusts and 80% to TMC.

            (c) Losses. All items of loss, expense or deduction from any sale, exchange, redemption, partial or complete liquidation or similar transactions relating to the TMC Preferred shall be allocated as follows:

                  (i) 20% to the Trusts and 80% to TMC until the aggregate amount allocated under this Section 8.3(c)(i) is equal to the aggregate gains allocated under Section 8.3(b)(iv);

                  (ii) 100% to the Trusts until the aggregate amount allocated under this Section 8.3(c)(ii) is equal to the aggregate gains allocated under Section 8.3(b)(iii);

                  (iii) 100% to the Trusts until the aggregate amount allocated to the Trusts under this Section 8.3(c)(iii) is equal to (x) $62,607,200 plus (y) the aggregate gain allocated under Section 8.3(b)(ii); and

                  (iv) thereafter, 20% to the Trusts and 80% to TMC.

         SECTION 8.4 TRUSTS PORTFOLIO. All items including all expenses with respect to the Trusts Portfolio shall be allocated 100% to the Trusts in accordance with the percentages set forth in Schedule 8.6.

         SECTION 8.5 ALLOCATED EXPENSES. Allocated Expenses for any Fiscal Year shall be apportioned among the Investment Portfolio, the UPREIT Portfolio, the Fixed Income Portfolio, the TMC Common and the TMC Preferred based on the ratio of the gross revenues from each category of assets to the total gross revenue of the Company (treating as gross revenues for this purpose the net income allocated to the Members hereunder attributable to distributions to the Company on assets in the UPREIT Portfolio and on any other assets of the Company consisting of partnership interests, and excluding gross revenue attributable to the Trusts Portfolio) for such Fiscal Year. Amounts so apportioned (hereinafter "Investment Portfolio and UPREIT Portfolio Allocated Expenses," "Fixed Income Allocated Expenses," "TMC Common Allocated Expenses," and "TMC Preferred Allocated Expenses," respectively) shall be allocated in accordance with Sections 8.1(a), 8.2(a) and 8.3(a), respectively, among the Members.

         SECTION 8.6 OTHER TMC MEMBERS AND TRUSTS.

            (a) Allocations among the Other TMC Members shall be pro rata based upon the percentages set forth in Schedule 8.6.

            (b) Allocations to the Trusts pursuant to Sections 8.1(a), 8.2(a) and 8.3(a) for each Fiscal Year shall be allocated first to Trust 2 until the amount allocated to Trust 2 for such year is equal to $26,400,000 and the remainder of the amount allocated to the Trusts pursuant to Sections 8.1(a), 8.2(a) and 8.3(a) in such year shall be divided among the Trusts based upon the percentages set forth in Schedule 8.6. With respect to 1999, such allocations shall be in accordance with the previous sentence except that $6,600,000 shall be substituted for $26,400,000.

               (c) Allocations to the Trusts pursuant to Sections 8.1(b), 8.1(c), 8.1(d), 8.1(e), 8.1(f), 8.1(g), 8.2(b), 8.2(c), 8.3(b) and 8.3(c) shall be divided among the Trusts based upon the percentages set forth in Schedule
8.6.

         SECTION 8.7 REGULATORY ALLOCATIONS.

            (a) The foregoing provisions of this Article VIII shall be subject to the following limitation: no Member shall be allocated any items of loss, expense or deduction hereunder if such allocation results in an Adjusted Capital Account Deficit for such Member. Any balance of such items of loss, expense or deduction shall be specially allocated to the other Members in proportion to their positive Capital Account balances.

            (b) Notwithstanding the foregoing provisions of this Article VIII, in the event any Member unexpectedly receives any adjustments, allocations or distributions described in Sections 1.704(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations,
items of income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 8.7(b) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article VIII have been tentatively made as if this Section 8.7(b) were not in the Agreement.

            (c) The allocations set forth in Sections 8.7(a) and (b) (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Section 8.7. Therefore, notwithstanding any other provision of this Article VIII (other than the Regulatory Allocations), the Members by Mutual Agreement shall make such offsetting special allocations of income, gain, loss or deduction in whatever manner they determine is appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all items were allocated pursuant to Article VIII (other than Sections 8.7(a) and (b)).

         SECTION 8.8 TAX ALLOCATIONS; SECTION 704(C) OF THE CODE.

            (a) In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value

(computed in accordance with paragraph (a) of the definition of "Gross Asset Value" contained in Section 1.1 hereof).

            (b) In the event the Gross Asset Value of any Company asset is adjusted pursuant to paragraph (b) of the definition of "Gross Asset Value" contained in Section 1.1 hereof, subsequent allocations of income, gain, loss and deduction with respect to such asset for federal income tax purposes shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the Treasury Regulations thereunder.

            (c) Any elections or other decisions relating to allocations under this Section 8.8, shall be made by the Managing Member in any manner that reasonably reflects the purpose and intention of this Agreement. All items relevant under Section 704(c) of the Code shall be allocated based on the "traditional method" defined in Treasury Regulations Section 1.704-3(b).

            (d) The Members are aware of the income tax consequences of the allocations made by this Article VIII and hereby agree to be bound by the provisions of this Article VIII in reporting their shares of Company income and loss for all income tax purposes.

                                   ARTICLE IX

                                  DISTRIBUTIONS

         SECTION 9.1 INVESTMENT PORTFOLIO AND UPREIT PORTFOLIO.

            (a) Cash generated in each Fiscal Year from interest, original issue discount, market discount, dividends, and other items of ordinary income from the Investment Portfolio (other than the Fixed Income Portfolio) and the UPREIT Portfolio and from items of capital gain allocated to the Company by the Issuer Partnership on assets in the UPREIT Portfolio less (i) expenses related to the administration of the Investment Portfolio (other than the Fixed Income Portfolio) and the UPREIT Portfolio and (ii) Investment Portfolio and UPREIT Portfolio Allocated Expenses, shall be distributed 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members. Notwithstanding the foregoing provisions of this Section 9.1(a), so long as the UPREIT Portfolio includes any partnership interest, the amount of cash to be distributed under this Section 9.1(a) in any Fiscal Year with respect to such partnership interest shall not be less than the amount of taxable income allocated to the Company by that partnership for such fiscal year. Cash generated in any Fiscal Year from interest, original issue discount, market discount dividends, and other items of ordinary income from the Fixed Income Portfolio less (i) expenses related to the administration of the Fixed Income Portfolio and (ii) Fixed Income Allocated Expenses shall be allocated 78.5% to the Trusts, 1% to TMC and 20.5% to Other TMC Members.

            (b) Cash, if any, generated from any taxable gain on sale, exchange, extraordinary dividends, redemption, partial or complete liquidation or similar transactions relating to any assets of the UPREIT Portfolio and corresponding to items allocated to the Members under Sections 8.1(b)(iii)(x), (b)(iv)(x) and
(b)(v) (in each case less any related expense or deduction allocated under Section 8.1(c)) shall be distributed to such Members in the order and in proportion to the amounts of such taxable gain corresponding to items allocated under Sections 8.1(b)(iii)(x), (b)(iv)(x) and (b)(v).

            (c) Cash, if any, generated from any taxable gain on sale, exchange, extraordinary dividends, redemption, partial or complete liquidation or similar transactions relating to any assets of the Investment Portfolio (less any related expense or deduction) shall be distributed 80% to the Trusts, 1% to TMC and 19% to the Other TMC Members.

         SECTION 9.2 TMC SHARES.

            (a) Cash generated from dividends and other items of ordinary income from the TMC Shares less (i) any expenses related to the TMC Shares, (ii) TMC Common Allocated Expenses, and (iii) TMC Preferred Allocated Expenses, shall be distributed 20% to the Trusts, 78% to TMC and 2% to the Other TMC Members.

            (b) Cash, if any, generated from any taxable gain on sale, exchange, extraordinary dividends, redemption, partial or complete liquidation or similar transactions relating to the TMC Common and corresponding to items allocated to the Members under Sections 8.2(b)(iii)(x) and (b)(iv) (in each case less any related expense or deduction allocated under Section 8.2(c)) shall be distributed to such Members in the order and in proportion to the amounts of such taxable gain corresponding to items allocated under Sections 8.2(b)(iii)(x) and (b)(iv).

            (c) Cash, if any, generated from any taxable gain on sale, exchange, extraordinary dividends, redemption, partial or complete liquidation or similar transactions relating to the TMC Preferred and corresponding to items allocated to the Members under Sections 8.3(b)(iii)(x) and (b)(iv) (in each case less any related expense or deduction allocated under Section 8.3(c)) shall be distributed to such Members in the order and in proportion to the amounts of such taxable gain corresponding to items allocated under Sections 8.3(b)(iii)(x) and (b)(iv).

         SECTION 9.3 TRUSTS PORTFOLIO. The Trusts shall have the right to have the Company transfer any distributions to which the Trusts are otherwise entitled under this Agreement to a separate Company account designated as the Trusts Portfolio. The Trusts Portfolio shall be invested as determined by a committee comprised of the Trust Designated Investment Committee Members (the "Trusts Portfolio Committee"). The Trusts Portfolio Committee shall have the right to require the distribution to the Trust Members of all or a portion of the assets or proceeds in the Trusts Portfolio at any time and from time to time in accordance with the percentages set forth in Schedule 8.6.

         SECTION 9.4 TMC MEMBERS AND TRUSTS.

            (a) Distributions to the Other TMC Members pursuant to Sections 9.1 and 9.2 shall be divided among the Other TMC Members based upon the percentages set forth in Schedule 8.6.

            (b) Distributions to the Trusts pursuant to Sections 9.1(a) and 9.2(a) hereof shall be divided among the Trust Members as follows:

                  (i) (x) cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in the first quarter of any Fiscal Year shall be distributed first to Trust 2 until such time as the amount of cash distributed to Trust 2 in such quarter under this Section 9.4(b)(i)(x) is equal to $6,600,000, and (y) the remainder of the cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in such quarter shall be divided among the Trusts based upon the percentages set forth in Schedule 8.6; and

                  (ii) (x) cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in the second quarter of any Fiscal Year shall be distributed first to Trust 2 until such time as the amount of cash distributed to Trust 2 in such Fiscal Year under Section 9.4(b)(i)(x) and this Section 9.4(b)(ii)(x) is equal to $13,200,000; and (y) the remainder of the cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in such quarter shall be divided among the Trusts based upon the percentages set forth in Schedule 8.6; and

                  (iii) (x) cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in the third quarter of any Fiscal Year shall be distributed first to Trust 2 until such time as the amount of cash distributed to Trust 2 in such Fiscal Year under Sections 9.4(b)(i)(x), and 9.4(b)(ii)(x) and this Section 9.4(b)(iii)(x) is equal to $19,800,000; and (y) the remainder of the cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in such quarter shall be divided among the Trusts based upon the percentages set forth in
         Schedule 8.6; and

                  (iv) (x) cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in the fourth quarter of any Fiscal Year shall be distributed first to Trust 2 until such time as the amount of cash distributed to Trust 2 in such Fiscal Year under Sections 9.4(b)(i)(x), 9.4(b)(ii)(x) and 9.4(b)(iii)(x) and this Section 9.4(b)(iv)(x) is equal to $26,400,000; and (y) the remainder of the cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in such quarter shall be divided among the Trusts based upon the percentages set forth in
         Schedule 8.6; and

                  (v) Notwithstanding the other provisions of this Section 9.4(b), (x) cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in 1999 shall be distributed first to Trust 2 until such time as the amount of cash distributed to Trust 2 in 1999 is equal to $6,600,000 and (y) the remainder of the cash distributed to the Trusts pursuant to Sections 9.1(a) and 9.2(a) in 1999 shall be divided among the Trusts based on the percentages set forth in Schedule 8.6.

            (c) Distributions to the Trusts pursuant to Sections 9.1(b), 9.1(c), 9.2(b), 9.2(c) and 9.3 shall be divided among the Trusts based upon the percentages set forth in Schedule 8.6.

            (d) The amounts to be distributed to the Members pursuant to Sections 9.1 through 9.3 shall be advanced by the Company to the Members at such times as are determined by Mutual Agreement, but in no event less frequently than once per calendar quarter. The amounts so advanced to the Members shall be treated as advances or drawings of money against their distributive shares of Company income and as current distributions made on the last day of the Company's taxable year.

         SECTION 9.5 LIQUIDATING DISTRIBUTIONS. Liquidating distributions shall be made in accordance with the Member's positive Capital Account balances. Prior to any liquidating distributions, the assets of the Company shall be appraised at fair market value by an appraiser selected by Mutual Agreement. Any items of income, gain, loss, expense or deduction that would have resulted had such assets been sold at such appraised fair market value shall be allocated to the Members in accordance with Article VIII. Each Member shall then be entitled to receive cash and property with a fair market value equal to the positive balance in such Member's Capital Account after the foregoing allocations. No Member shall have the right to receive any particular asset of the Company, and the nature of the assets to be distributed to each Member shall be as agreed to by Mutual Agreement at such time; provided, however, that TMC and the TMC Members will act in this regard through a special committee of the Board of Directors of TMC, comprised solely of directors who are not trustees, beneficiaries or Affiliates of Trust 1 and Trust 2. If the Members are unable to agree upon the distribution of particular assets after a reasonable period of negotiation, the Members, acting by Mutual Agreement, shall cause the orderly sale of the assets of the Company, and after the allocation of all items of income, gain, loss, expense or deduction from such sale of the assets in accordance with Article VIII, shall distribute the proceeds from such sales, proportionately among each class of assets to be distributed, to the Members in accordance with their positive Capital Account balances. No Member shall have the obligation to restore or repay any negative balance in its Capital Account.

         SECTION 9.6 OTHER DISTRIBUTIONS. Any other distributions of cash and property shall be made only to the extent provided for by Mutual Agreement.

         SECTION 9.7 LIMITATION ON DISTRIBUTIONS. Notwithstanding any provision to the contrary contained in this Agreement, the Company, and the Managing Member on behalf of the Company, shall not be required to make a distribution to any Member on account of its Interests if such distribution would violate Sections 18-607 or 18-804(a)(1) of the Delaware Act or other applicable law.

                                    ARTICLE X

                                BOOKS AND RECORDS

         SECTION 10.1 BOOKS, RECORDS AND FINANCIAL STATEMENTS.

            (a) At all times during the continuance of the Company, the Company shall maintain, at its principal place of business, separate books of account for the Company that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the Company business in accordance with generally accepted accounting principles consistently applied, and, to the extent inconsistent therewith, in accordance with this Agreement. In accordance with Section 18-305 of the Delaware Act, such books of account, together with a copy of this

Agreement and of the Certificate, shall at all times be open to inspection and examination at reasonable times by each Member and its duly authorized representative for any purpose reasonably related to such Member's interest as a member of the Company.

            (b) The following financial information shall be transmitted by the Managing Member to each Member:

                  (i) within three (3) months after the close of each Fiscal Year (or such later date as necessary due to the timing of the receipt of similar information from partnerships the interests in which are held by the Company in the UPREIT Portfolio):

                           (A) an audited balance sheet of the Company as of the
                  close of such Fiscal Year;

                           (B) an audited statement of Company profits and
                  losses for such Fiscal Year;

                           (C) a statement of such Member's Capital Account as
                  of the close of such Fiscal Year, and changes therein during such Fiscal Year; and

                           (D) a statement indicating such Member's share of
                  each item of Company income, gain, loss, deduction or credit for such Fiscal Year for income tax purposes.

                  (ii) within 90 days after the close of each quarter:

                           (A) an unaudited balance sheet as of the close of
                  such quarter; and

                           (B) an unaudited statement of Company profits and
                  losses for such quarter.

                  (iii) within 30 days after the close of each calendar month, a report of Company profit and loss for such month.

         SECTION 10.2 ACCOUNTING METHOD. For both financial and tax reporting purposes and for purposes of determining profits and losses, the books and records of the Company shall be kept on the accrual method of accounting applied in a consistent manner and shall reflect all Company transactions and be appropriate for the Company's business.

         SECTION 10.3 AUDIT. At any time and in the sole discretion of the Managing Member, the financial statements of the Company may be audited by TMC's independent certified public accountants, with such audit to be accompanied by a report of such accountant containing its opinion. The cost of such audits will be an expense of the Company. A copy of any such audited financial statements and accountant's report will be made available for inspection by the Members.

                                   ARTICLE XI

                                   TAX MATTERS


         SECTION 11.1 TAX MATTERS MEMBER.

            (a) The Tax Matters Member shall arrange for the preparation of and timely filing of all returns relating to Company income, gains, losses, deductions and credits, as necessary for federal, state and local income tax purposes. Each Member agrees to furnish the Company with any representations and forms as shall reasonably be requested by the Company to assist it in determining the extent of and in fulfilling its tax obligations.

            (b) TMC is hereby designated as "Tax Matters Member" of the Company for purposes of Section 6231(a)(7) of the Code and is authorized and required to represent the Company in connection with any administrative proceeding at the Company level with the Internal Revenue Service relating to the determination of any item of Company income, gain, loss, deduction or credit for federal income tax purposes. If for any reason the Tax Matters Member resigns or can no longer serve in that capacity, the Members may, by Mutual Agreement, designate another Member to be the Tax Matters Member. Any action or decision by a Member in its capacity as Tax Matters Member shall be taken or made by Mutual Agreement.

            (c) The Tax Matters Member shall, within ten (10) days of the receipt of any notice from the Internal Revenue Service in any administrative proceeding at the Company level relating to the determination of any Company item of income, gain, loss, deduction or credit, mail a copy of such notice to each Member.

         SECTION 11.2 RIGHT TO MAKE SECTION 754 ELECTION. The Tax Matters Member may make or revoke, on behalf of the Company, all elections in accordance with
Section 754 of the Code, so as to adjust the basis of Company property in the case of a distribution of property within the meaning of Section 734 of the Code, and in the case of a transfer of a Company interest within the meaning of
Section 743 of the Code. Each Member shall, upon request of the Tax Matters Member, supply the information necessary to give effect to such an election. Any Trust Member or Representative has the right to require the Tax Matters Member to make a Section 754 election.

         SECTION 11.3 TAXATION AS PARTNERSHIP. The Company shall be treated as a partnership for U.S. federal and state income and franchise tax purposes.

                                   ARTICLE XII

                   LIABILITY, EXCULPATION AND INDEMNIFICATION

         SECTION 12.1 LIABILITY. Except as otherwise provided by the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person.

         SECTION 12.2 EXCULPATION.

            (a) No Covered Person shall be liable to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement.

            (b) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

         SECTION 12.3 DUTIES AND LIABILITIES OF COVERED PERSONS.

            (a) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Covered Person.

            (b) Unless otherwise expressly provided herein, (i) whenever a conflict of interest exists or arises between Covered Persons, or (ii) whenever this Agreement or any other agreement contemplated herein provides that a Covered Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Company or any Member, the Covered Person shall resolve such conflict of interest, taking such action or providing such terms, considering in each case the relative interest of each party (including its own interest), such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Covered Person, the resolution, action or term so made, taken or provided by the Covered Person shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Covered Person at law or in equity or otherwise.

            (c) Whenever in this Agreement a Covered Person is permitted or required to make a decision (i) in its "discretion" or under a grant of similar authority or latitude, the Covered Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company or any other Person, or (ii) in its "good faith" or under another express standard, the Covered Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or other applicable law.

         SECTION 12.4 INDEMNIFICATION. To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement; provided, however, that any indemnity under this Section 12.4 shall be provided out of and to the extent of Company assets only, and no Covered Person shall have any personal liability on account thereof.

         SECTION 12.5 EXPENSES. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in
Section 12.4 hereof.

         SECTION 12.6 INSURANCE. The Company may purchase and maintain insurance, to the extent and in such amounts as the Managing Member shall deem reasonable, on behalf of Covered Persons and such other Persons as the Managing Member shall determine, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of the Company or such indemnities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement. The Managing Member and the Company may enter into indemnity contracts with Covered Persons and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under Section 12.5 hereof and containing such other procedures regarding indemnification as are appropriate.

         SECTION 12.7 OUTSIDE BUSINESS. Any Member or Affiliate thereof may engage in or possess an interest in other business ventures of any nature or description independently or with others, similar or dissimilar to the business of the Company, and the Company and the Members shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any venture, even if competitive with the business of the Company, shall not be deemed wrongful or improper. No Member or Affiliate thereof shall be obligated to present any particular investment opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be taken by the Company, and any Member or Affiliate thereof shall have the right to take for its own account (individually or as a partner, shareholder, fiduciary or otherwise) or recommend to others any such particular investment opportunity.

                                  ARTICLE XIII

                    DISSOLUTION, LIQUIDATION AND TERMINATION

         SECTION 13.1 DISSOLUTION. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events:

            (a) at any time there are no Members of the Company, unless the Company is continued in accordance with the Delaware Act;

            (b) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act; or

            (c) by Mutual Agreement.

         SECTION 13.2 NOTICE OF DISSOLUTION. Upon the dissolution of the Company, the Managing Member shall promptly notify the Members of such dissolution.

         SECTION 13.3 LIQUIDATION. Upon dissolution of the Company, such person(s) who shall be selected by Mutual Agreement, as liquidating trustee(s), shall immediately commence to wind up the Company's affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. In the period of dissolution and liquidation of the Company, the Members shall be allocated all items as specified in Article VIII hereof, and shall receive distributions of cash as provided by Sections 9.1, 9.2, 9.3 and 9.4; provided, however, that the liquidating trustees shall have the discretion to set aside adequate reserves for the payment of the Company's expenses and liabilities including all contingent, conditional or unmatured liabilities of the Company. The proceeds of liquidation shall be distributed in accordance with Section 9.5 after satisfaction of the liabilities of the Company, whether by payment or the making of reasonable provision for the payment thereof.

         SECTION 13.4 TERMINATION. The Company shall terminate when all of the assets of the Company have been distributed in the manner provided for in this
Article XIII, and the Certificate shall have been canceled in the manner required by the Delaware Act.

         SECTION 13.5 CLAIMS OF THE MEMBERS. Members and former Members shall look solely to the Company's assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, the Members and former Members shall have no recourse against the Company or any other Member.

                                   ARTICLE XIV

                         REPRESENTATIONS, WARRANTIES AND

                            COVENANTS OF THE MEMBERS

         SECTION 14.1 REPRESENTATIONS. Each Member represents and warrants to and covenants with the other Members and the Company as follows:

            (a) If such Member is an entity, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation with all requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

            (b) This Agreement constitutes the legal, valid and binding obligation of such Member enforceable against such Member in accordance with its terms.

            (c) No consents or approvals from, or notification of or filings with any governmental authority or other Person are required for such Member to enter into this Agreement. All action on the part of such Member necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, have been duly taken.

            (d) The execution and delivery of this Agreement by such Member and the consummation of the transactions contemplated hereby by such Member do not conflict with or contravene the provisions of any organizational document, agreement or instrument by which such Member or such Member's properties are bound or any law, rule, regulation, order or decree to which such Member or such Member's properties are subject.

            (e) Such Member's Interest in the Company is intended to be and is being acquired solely for such Member's own account for investment and with no present intention of distributing or reselling all or any part thereof; such Member acknowledges that it is able and is prepared to bear the economic risk of making all Capital Contributions contemplated hereby and to suffer a complete loss thereof.

         SECTION 14.2 CONFIDENTIALITY.

            (a) CONFIDENTIAL INFORMATION. Each Member shall, except as may be specifically permitted hereunder, (i) use its best efforts to protect the proprietary or confidential information of the Company in the same manner it protects its own proprietary or confidential information, (ii) not disclose to any other Person (other than to Affiliates or the beneficiaries of the Trusts who have a legitimate need for or right to such information and who are advised of the confidential nature of such information; provided, however, that such Member shall be liable for any disclosure or use of such information by such Affiliate or beneficiary as if such Member had so disclosed or used such information) the existence or terms of this Agreement, or any other contract or agreement between the Company, the Members or the Members' Affiliates, unless the Managing Member has consented thereto, and (iii) not use the confidential and proprietary information of the others except to the extent and for the purposes contemplated in this Agreement or permitted by any other contract or agreement between the Company, the Members or any of the Members' Affiliates.

            (b) EXCEPTIONS. The obligations of confidentiality and nonuse imposed under this Section 14.2 shall not apply to any confidential or proprietary information of the disclosing party which:

                  (i) is or becomes public or available to the general public otherwise than through any act or default of the non-disclosing party;

                  (ii) is obtained or derived from a third party which, to the best knowledge of the non-disclosing party, is lawfully in possession of such information and does not hold such information subject to any confidentiality or nonuse obligations; or

                  (iii) is required or appropriate to be disclosed by one of the parties pursuant to applicable law (including, without limitation, disclosure required or appropriate under the Securities Act or the Securities Exchange Act); provided, however, that (A) the obligations of confidentiality and nonuse shall continue to the fullest extent not in conflict with such law or order, and (B) if and when a party is required to disclose such confidential or proprietary information pursuant to any such law or order, such party shall use its best efforts to (1) give the other party prompt notice of such requirement so as to permit such party time in which to appeal, oppose or take other protective action and (2) obtain a protective order or take such other actions as will prevent or limit, to the fullest extent possible, public access to, or disclosure of, such confidential or proprietary information.

                                   ARTICLE XV

                                  MISCELLANEOUS

         SECTION 15.1 AMENDMENTS. Any amendment to this Agreement shall be adopted and be effective as an amendment hereto if approved by Mutual Agreement; provided, however, that no amendment shall be made, and any such purported amendment shall be void and ineffective, to the extent the result thereof would be to cause the Company to be treated as anything other than a partnership for purposes of United States income taxation.

         SECTION 15.2 NOTICES. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows.

               (a) If given to the Company, in care of the Managing Member at the Company's mailing address set forth below:

                   The Times Mirror Company
                   Times Mirror Square
                   Los Angeles, CA 90053
                   Attention:  General Counsel

                   With a copy to:

                   Gibson, Dunn & Crutcher LLP
                   333 South Grand Avenue
                   Los Angeles, California  90071-3197
                   Attention:  Peter F. Ziegler, Esq.

               (b) If given to any Member, at the address set forth on Schedule A or, if a current address does not appear on Schedule A, on the books and records of the Company.

        All such notices shall be deemed to have been given when received.

        SECTION 15.3 FAILURE TO PURSUE REMEDIES. The failure of any party to seek redress for violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation from having the effect of an original violation.

        SECTION 15.4 CUMULATIVE REMEDIES. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

        SECTION 15.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, legal representatives and assigns.

        SECTION 15.6 INTERPRETATION. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. All references herein to "Articles," "Sections" and "Paragraphs" shall refer to corresponding provisions of this Agreement.

        SECTION 15.7 SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

        SECTION 15.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

        SECTION 15.9 INTEGRATION. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

        SECTION 15.10 GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

        SECTION 15.11 CONSENT TO JURISDICTION AND FORUM SELECTION. To the fullest extent permitted by law, the parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the State and Federal courts located in the County of Los Angeles, State of California or the State of Delaware. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. To the fullest extent permitted by law, each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of Los Angeles, State of California or the State of Delaware shall have personal jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. To the fullest extent permitted by law, each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement.

        SECTION 15.12 ATTORNEYS' FEES. If either party to this Agreement shall bring any action, suit, counterclaim, appeal or arbitration for any relief against the other to enforce the terms hereof or to declare rights hereunder (collectively, an "Action"), the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs incurred in bringing and prosecuting such Action and/or enforcing any judgment, order, ruling, or award. For the purposes of this paragraph, attorneys' fees shall include, without limitation, fees incurred in discovery, postjudgment motions and collection actions, and bankruptcy litigation. "Prevailing party" within the meaning of this paragraph includes, without limitation, a party who agrees to dismiss an Action on the other party's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date first above stated.

MEMBERS:


                                    The Times Mirror Company,
                                    a Delaware corporation

                                    By: /s/ ROGER H. MOLVAR
                                       ----------------------------------------
                                    Name:  Roger H. Molvar
                                    Title: Senior Vice President and Controller

                                    Fortification Holdings Corporation,
                                    a Delaware corporation

                                    By: /s/ WILLIAM A. NIESE
                                       ----------------------------------------
                                    Name:  William A. Niese
                                    Title: President

                                    Wick Holdings Corporation,
                                    a Delaware corporation

                                    By: /s/ WILLIAM A. NIESE
                                       ----------------------------------------
                                    Name:  William A. Niese
                                    Title: President



LLC Agreement

                                    Eagle New Media Investments, LLC,
                                    a Delaware limited liability company

                                    By: The Times Mirror Company, its Manager

                                        By: /s/ ROGER H. MOLVAR
                                           ------------------------------------
                                        Name:  Roger H. Molvar
                                        Title: Senior Vice President
                                               and Controller

                                    Eagle Publishing Investments, LLC,
                                    a Delaware limited liability company

                                    By: The Times Mirror Company, its Manager

                                        By: /s/ ROGER H. MOLVAR
                                           ------------------------------------
                                           Name:  Roger H. Molvar
                                           Title: Senior Vice President
                                                  and Controller

                                Chandler Trust No. 1

                              By: /s/ GWENDOLYN GARLAND BABCOCK
                                 ----------------------------------------------
                                 Gwendolyn Garland Babcock, as trustee of
                                 Chandler Trust No. 1 under Trust Agreement
                                 dated June 26, 1935

                              By: /s/ BRUCE CHANDLER
                                 ----------------------------------------------
                                 Bruce Chandler, as trustee of Chandler Trust
                                 No. 1 under Trust Agreement
                                 dated June 26, 1935

                              By: /s/ WILLIAM STINEHART, JR.
                                 ----------------------------------------------
                                 William Stinehart, Jr., as trustee of Chandler Trust No. 1 under Trust Agreement dated June 26, 1935

                              By: /s/ WARREN B. WILLIAMSON
                                 ----------------------------------------------
                                 Warren B. Williamson, as trustee of Chandler
                                 Trust No. 1 under Trust Agreement
                                 dated June 26, 1935

                              By: /s/ CAMILLA CHANDLER FROST
                                 ----------------------------------------------
                                 Camilla Chandler Frost, as trustee of Chandler Trust No. 1 under Trust Agreement dated June 26, 1935

                              By: /s/ DOUGLAS GOODAN
                                 ----------------------------------------------
                                 Douglas Goodan, as trustee of Chandler Trust
                                 No. 1 under Trust Agreement dated June 26, 1935

                              By: /s/ JUDY C. WEBB
                                 ----------------------------------------------
                                 Judy C. Webb, as trustee of Chandler Trust
                                 No. 1 under Trust Agreement dated June 26, 1935








LLC Agreement

                              Chandler Trust No. 2

                              By: /s/ GWENDOLYN GARLAND BABCOCK
                                 ----------------------------------------------
                                 Gwendolyn Garland Babcock, as trustee of
                                 Chandler Trust No. 2 under Trust Agreement
                                 dated June 26, 1935

                              By: /s/ BRUCE CHANDLER
                                 ----------------------------------------------
                                 Bruce Chandler, as trustee of Chandler Trust
                                 No. 2 under Trust Agreement dated June 26, 1935

                              By: /s/ WILLIAM STINEHART, JR.
                                 ----------------------------------------------
                                 William Stinehart, Jr., as trustee of Chandler Trust No. 2 under Trust Agreement dated
                                 June 26, 1935

                              By: /s/ WARREN B. WILLIAMSON
                                 ----------------------------------------------
                                 Warren B. Williamson, as trustee of Chandler
                                 Trust No. 2 under Trust Agreement dated
                                 June 26, 1935

                              By:  /s/ CAMILLA CHANDLER FROST
                                 ----------------------------------------------
                                 Camilla Chandler Frost, as trustee of Chandler Trust No. 2 under Trust Agreement dated
                                 June 26, 1935

                              By: /s/ DOUGLAS GOODAN
                                 ----------------------------------------------
                                 Douglas Goodan, as trustee of Chandler Trust
                                 No. 2 under Trust Agreement dated June 26, 1935

                              By:  /s/ JUDY C. WEBB
                                 ----------------------------------------------
                                 Judy C. Webb, as trustee of Chandler Trust
                                 No. 2 under Trust Agreement dated June 26, 1935




LLC Agreement